UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

PULASKI FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Missouri	0-24571	43-1816913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip Code)

(314) 878-2210
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2010, the Board of Directors of Pulaski Financial Corp. (the “Company”) amended Article III, Section 3.13 of the Company’s Bylaws to increase the age under which directors are permitted to serve on the Company’s Board of Directors to 80 years of age.  A copy of the Company’s Bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

 (d)       Exhibits

Number	Description

3.2	Bylaws of Pulaski Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2010	By:	/s/ Gary W. Douglass
Gary W. Douglass
President and Chief Executive Officer